EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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In re                                  :
                                       :
                                       :
LIBERTE INVESTORS,                     :       In Proceedings for
     f/k/a Lomas & Nettleton Mortgage  :       a Reorganization
     Investors,                        :       Under Chapter 11
                                       :
                  Debtor.              :       Case No. 93 B 45262 (BRL)
                                       :
Employer's Tax Identification          :
No. 75-1328153                         :
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           STIPULATION AND AGREEMENT SUSPENDING PLAN LITIGATION

         WHEREAS, in connection with the proposed First Amended Plan of Reorganization of Liberte Investors, Inc. (the "Plan"), a contested matter within the meaning of Bankruptcy Rule 9014 has arisen between the parties hereto; and

         WHEREAS, the parties hereto, to avoid further litigation and expense, have agreed, subject to the terms and conditions herein set forth, to compromise their dispute;

         NOW THEREFORE it is stipulated and agreed that:

1.  Definitions            Unless otherwise defined herein, the terms used
                           herein shall have the respective meanings set forth in the First Amended Plan of Reorganization of Liberte Investors, Inc. dated
                           December 14, 1993.

2.   Principal Amount      Pursuant to the Plan, Newco will issue debt
                           obligations under the New Senior Bank Agreement
                           (the "New Senior Notes"). The outstanding principal amount of the New Senior Notes to be issued to the Senior Lenders pursuant to Section
                           2.01 of the Plan will be equal to the sum of (a) the $83,128,000 outstanding principal amount of Senior Bank Claims, plus (b) accrued and unpaid interest, if any, and reasonable fees and expenses, minus (c) $9 million, to be paid on the Effective Date to the Senior Lenders from Pre-Consummation Cash. On the Effective Date,
                           $6 million of New Senior Notes will be issued to LBI by Newco, and the amount of Retained Cash shall be reduced by $6 million.(1)

- ------------
   (1) The notes received by LBI from Newco will be the same series of notes as issued to the Senior Lenders and, therefore, will be subject to the same terms and enjoy the same rights, including voting rights and rights with respect to collateral and any rights of transferability.

3.   Interest Rate         LIBOR + 2.0% for the first 2 years after the
                           Effective Date and LIBOR + 2.5% thereafter.
                           Prior to the Effective Date, the Senior Debt will continue to bear interest at the current non-default contract rate and the Senior Lenders will receive interest payments solely for all LIBOR periods ending prior to the Effective Date in the same manner as set forth in the cash collateral stipulations entered into to date (in addition to the $9 million payment referred to in paragraph 2 above).

4.   Final Maturity        December 31, 1998, assuming that the Effective
                           Date occurs on or before March 31, 1994.

5.   Amortization          $1.62 million per quarter, commencing 3 months
                           after the Effective Date, plus an additional
                           $10.8 million by the 2nd anniversary of the Effective Date. The source of the additional
                           $10.8 million may be refinancings of Original
                           Newco Assets. The Senior Lenders Agree to release their liens in the assets refinanced.
                           The additional $10.8 million will be applied to reduce principal.

6.  Assignability          The New Senior Notes will be freely assignable;
                           however Newco will not be obligated to register the New Senior Notes or qualify any indenture with respect to such New Senior Notes under the Trust Indenture Act.

7.   Amendment of Plan
     and Other Terms       The Agent and Representative Banks will sign this
                           Stipulation and Agreement Suspending Plan
                           Litigation (the "Stipulation").  The Plan and
                           Disclosure Statement will be amended to reflect the terms set forth in this Stipulation and the Agent and Representative Banks will vote in favor of the Plan as amended and recommend the amended Plan to the other Senior Lenders.
                           Through April 30, 1994, (or such later date as the term hereof may be extended to by agreement among the parties) any signatory to this Stipulation that transfers its claim will transfer such claim subject to the agreement of the transferee to be bound by the terms of this Stipulation.

8.   Suspension of
     Litigation            Upon execution of this Stipulation by all parties,
                           and court approval hereof, all litigation activity of the parties directed toward a contested confirmation hearing will be suspended. All court approvals needed for the actions described herein will be sought promptly unless the parties hereto shall otherwise agree or the Court shall otherwise direct. By no later than January 13, 1994, the Agent and Representative Banks will notify the other parties to this Stipulation whether or not the Plan, as amended pursuant to this Stipulation, is supported by the Requisite Claim Vote (as defined in the Debtor's Disclosure Statement) for that class of creditors (Class 1). If the Agent and Representative Banks determine that the Plan, as amended pursuant to this Stipulation, is supported by the Requisite Claim
                           Vote (as defined in the Debtor's Disclosure
                           Statement) for Class l, the date of confirmation hearing will be January 19, 1994, unless otherwise directed by the Court or agreed to by the parties. If by the close of business on January 13, 1994, the Agent and Representative
                           Banks fail to notify the other parties to this Stipulation that the Plan, as amended pursuant to this Stipulation, is supported by the Requisite Claim Vote (as defined in the Debtor's
                           Disclosure Statement) for Class l, the
                           litigation suspension shall immediately be lifted, the confirmation hearing rescheduled for January 27, 1994, the deadline for objections to confirmation extended to January 20, l994, and, at the option of the Creditors Committee, this Stipulation shall be deemed null and void.

9.   Termination Date      The obligations of the parties to this Stipulation
                           will terminate if the Effective Date does not occur by April 30, 1994, subject to extension by mutual consent of all parties to this Stipulation.

10.  Final Documentation   This Stipulation constitutes an agreement to
                           support the Plan (including the Exhibits thereto) solely as amended by the terms hereof.
                           The agreement of the parties hereto to support the Plan (including the New Senior Bank
                           Agreement and the other Exhibits thereto), modified to the extent provided in this Stipulation is subject to the condition that this Stipulation is subject to the condition that this Stipulation shall have been approved by the Bankruptcy Court no later than January
                           12, 1994, legal review of final documentation and agreement on standard provisions governing the New Senior Notes, all related security documents and the order confirming the Plan of Reorganization.

11.  Further Assurances    The parties hereto agree to support the Plan,
                           modified as provided herein, and to take (or, where applicable, support) any and all actions, motions or further stipulations reasonably necessary to implement the provisions of this Stipulation, including, without limitation, a motion, if applicable law requires, seeking approval of plan and disclosure statement modifications and relief attendant therewith under Federal Bankruptcy Rules 3018 and 3019.

12.  Non-Admissability     In the event that this Stipulation is terminated
                           in accordance with paragraph 8 or 9 above, this Stipulation shall be subject to Rule 408 of the Federal Rules of Evidence.


DATED:  As of January 6, l994

                       THE BANK OF NEW YORK, in its
                         individual capacity



                       By:_________________________
                       Title:______________________



                       THE CHASE MANHATTAN BANK, N.A.,
                         in its individual capacity



                       By:_________________________
                       Title:______________________



                       THE FIRST NATIONAL BANK OF CHICAGO,
                         in its individual capacity



                       By:_________________________
                       Title:______________________



                       STEINHARDT PARTNERS, L.P.,
                         in its individual capacity



                       By:________________________
                       Title:_____________________



                       INSTITUTIONAL PARTNERS, L.P.
                         in its individual capacity



                       By:_______________________
                       Title:____________________



                       GENERAL AMERICAN LIFE INSURANCE
                       COMPANY



                       By:_______________________
                       Title:____________________



                       PAN AMERICAN LIFE INSURANCE
                       COMPANY



                       By:_______________________
                       Title:____________________



                       WASHINGTON MUTUAL SAVINGS BANK



                       By:_______________________
                       Title:____________________



                       ROBERT SACHS



                       By:_______________________
                       Title:____________________



                       VANCE C. MILLER INTERESTS



                       By:______________________
                       Title:___________________



                       THE OFFICIAL COMMITTEE OF EQUITY
                       SECURITY HOLDERS



                       By:_________________________
                       Title:______________________



                       LIBERTE INVESTORS



                       By:________________________
                       Title:_____________________